UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Cedar Realty Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-31817	42-1241468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd.
Virginia Beach, Virginia		23452
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 757 627-9088

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpB	New York Stock Exchange
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	CDRpC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2022, CEDAR PCP-San Souci, LLC and CEDAR-Coliseum FF, LLC, each a Delaware limited liability company (collectively, the “Borrower”) and a wholly owned indirect subsidiary of Cedar Realty Trust, Inc. (the “Company”), entered into a Term Loan Agreement (the “Loan Agreement”) with Citi Real Estate Funding Inc. (the “Lender”).

Under the Loan Agreement, the Lender agreed to make a loan to the Borrower in the principal amount of $25,000,000 (the “Loan”), with a scheduled maturity date of January 6, 2033 (such date, or any earlier date on which the entire Loan is required to be paid in full by acceleration or otherwise).

The Loan is interest-only and will accrue interest at a fixed rate of 6.35%. Interest on the principal balance of the Loan will accrue from and after the date of the Loan Agreement until the obligations under the Loan Agreement are paid in full.

The obligations of the Borrower under the Loan Agreement are secured by customary mortgage-level collateral.

Cedar Realty Trust Partnership, L.P. serves as a guarantor on the Loan.

There is no material relationship between the Company and its affiliates and the Lender and its affiliates.

The Borrower used the proceeds to satisfy the remaining obligation of the Company's KeyBank Credit Agreement and released the remaining collateral under that agreement.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement dated December 21, 2022, between Citi Real Estate Funding Inc and the Borrowers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

Date:	December 22, 2022	By:	/s/ M. ANDREW FRANKLIN
M. Andrew Franklin Chief Executive Officer and President